UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2008 (November 5, 2008)

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 5, Hexion Specialty Chemicals, Inc. (“Hexion” or the “Company”) announced the extension of the expiration date (the “Offer Expiration Date”) for the previously announced cash tender offers and consent solicitations by Nimbus Merger Sub Inc., a wholly owned subsidiary of Hexion, for (A) any and all of the (i) outstanding $200,000,000 principal amount of Second-Priority Senior Secured Floating Rate Notes due 2014 (CUSIP No. 428303AG6) and (ii) outstanding $625,000,000 principal amount of 9 3/4% Second-Priority Senior Secured Notes due 2014 (CUSIP No. 428303AH6) in each case issued by Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC, on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 8, 2008 and the accompanying Letter of Transmittal and Consent; and for (B) any and all of the (i) outstanding $296,010,000 principal amount of 11 5/8 % Senior Secured Notes due 2010 (CUSIP No. 44701RAE0), (ii) outstanding $198,000,000 principal amount of 11 1/2% Senior Notes due 2012 (CUSIP No. 44701RAG5), (iii) outstanding $175,000,000 principal amount of 7 3/8% Senior Subordinated Notes due 2015 (CUSIP No. 44701QAK8), (iv) outstanding €135,000,000 principal amount of 7 1/2% Senior Subordinated Notes due 2015 (CUSIP No. 44701QAL6), (v) outstanding $347,000,000 principal amount of 7 7/8% Subordinated Notes due 2014 (CUSIP No. 44701QAP7) and (vi) outstanding €400,000,000 principal amount of 6 7/8% Subordinated Notes due 2013 (Reg. S ISIN No. XS0274281186, Rule 144A ISIN No. XS0274281855), in each case issued by Huntsman International LLC, on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 8, 2008 and the accompanying Letter of Transmittal and Consent.

In each case, the Offer Expiration Date has been extended to midnight, New York City time, on November 17, 2008, unless further extended.

A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description
99.1	News Release dated November 5, 2008 titled, “Hexion Specialty Chemicals, Inc. Announces Extension of Tender Offer Expiration Date with Respect to Tender Offers for Certain of its Outstanding Notes and Outstanding Notes of Huntsman International LLC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: November 6, 2008	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated November 5, 2008 titled, “Hexion Specialty Chemicals, Inc. Announces Extension of Tender Offer Expiration Date with Respect to Tender Offers for Certain of its Outstanding Notes and Outstanding Notes of Huntsman International LLC.”